UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10614 Science Center Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-6300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 2, 2016, the Board of Directors (the “Board”) of Regulus Therapeutics Inc. (the “Company”) amended and restated the Company’s Bylaws to provide that any of the Company’s directors or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. The Bylaws were amended and restated in connection with the approval of a similar amendment to the Company’s Amended and Restated Certificate of Incorporation by the Company’s stockholders at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 2, 2016. As of April 8, 2016, the record date for the Annual Meeting, 52,781,009 shares of common stock were issued and outstanding. A summary of the matters voted upon at the Annual Meeting and the final voting results are set forth below.

Proposal 1. Election of Directors

The seven persons listed below were elected as directors at the Annual Meeting, each to serve until the Company’s 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The final voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Baltimore, Ph.D.	37,236,384	377,533	6,945,872
Mark G. Foletta	37,320,922	292,995	6,945,872
Paul C. Grint, M.D.	27,296,358	317,559	6,945,872
Stelios Papadopoulos, Ph.D.	37,176,762	437,155	6,945,872
William Rastetter, Ph.D.	37,173,175	440,742	6,945,872
Hugh Rosen, M.D., Ph.D.	37,537,822	76,095	6,945,872
Douglas Williams, Ph.D.	37,282,247	331,670	6,945,872

Proposal 2: Approval of Amendment to the Company’s Amended and Restated Certificate of Incorporation.

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit removal of a member of the Board of Directors with or without cause by a majority vote of stockholders. The final voting results were as follows:

Votes For	Votes Against	Abstentions
44,185,853	225,824	148,112

Proposal 3. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Company’s Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final voting results were as follows:

Votes For	Votes Against	Abstentions
43,712,234	776,604	70,951

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws, adopted June 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regulus Therapeutics Inc.

Date: June 8, 2016	By:	/s/ Paul Grint, M.D.
Paul Grint, M.D.
President and CEO

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws, adopted June 2, 2016